FOCUSED MID-CAP GROWTH PORTFOLIO
                         FOCUSED MID-CAP VALUE PORTFOLIO

Supplement dated May 23, 2006 to Prospectus dated February 28, 2006

This Supplement to the Prospectus corrects an error in the statement of the investment advisory fee rate for the Focused Mid-Cap Growth Portfolio and the Focused Mid-Cap Value Portfolio. The Fee Table for each of these Funds (shown on page 21 of the Prospectus) is reproduced in its entirety below and reflects the correct advisory fee information. There is no change in the Net Expenses. The statement of advisory fee rates (shown on page 43 of the Prospectus) is hereby corrected to restate the advisory fee rate for each of these Funds as follows:

               Focused Mid-Cap Growth Portfolio                          1.00%
               Focused Mid-Cap Value Portfolio                           1.00%

The following table replaces the table on page 21 of the Prospectus:

                                                                            FOCUSED MID-CAP
                                                                            GROWTH PORTFOLIO
                                                             ----------------------------------------------
                                                             Class A     Class B     Class C     Class I(6)
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .................     5.75%       None        None           None
   Maximum Deferred Sales Charge (Load) (as a percentage
   of amount redeemed or original purchase cost)(2) .......     None       4.00%        1.00%          None
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends ..............................................     None        None        None           None
   Redemption Fee(3) ......................................     None        None        None           None
   Exchange Fee ...........................................     None        None        None           None
   Maximum Account Fee ....................................     None        None        None           None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ........................................     1.00%      1.00%        1.00%          1.00%
   Distribution (12b-1) Fees(4) ...........................     0.35%      1.00%        1.00%          None
   Other Expenses .........................................     1.16%     132.16%      88.13%        190.91%
                                                                ----      ------       -----         ------
Total Annual Fund Operating Expenses ......................     2.51%     134.16%      90.13%        191.91%
                                                                ----      ------       -----         ------
Expense Reimbursement .....................................     0.79%     131.79%      87.76%        190.29%
Net Expenses ..............................................     1.72%(5)    2.37%(5)    2.37%(5)       1.62%(5)

                                                                                FOCUSED MID-CAP
                                                                             VALUE PORTFOLIO
                                                             ----------------------------------------------
                                                             Class A     Class B     Class C     Class I(6)
                                                             -------     -------     -------     ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .................     5.75%       None        None           None
   Maximum Deferred Sales Charge (Load) (as a percentage
   of amount redeemed or original purchase cost)(2) .......     None        4.00%       1.00%          None
   Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends ..............................................     None        None        None           None
   Redemption Fee(3) ......................................     None        None        None           None
   Exchange Fee ...........................................     None        None        None           None
   Maximum Account Fee ....................................     None        None        None           None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ........................................     1.00%       1.00%       1.00%          1.00%
   Distribution (12b-1) Fees(4) ...........................     0.35%       1.00%       1.00%          None
   Other Expenses .........................................     1.19%      95.48%      37.45%        188.47%
                                                                ----       -----       -----         ------
Total Annual Fund Operating Expenses ......................     2.54%      97.48%      39.45%        189.47%
                                                                ----       -----       -----         ------
Expense Reimbursement .....................................     0.82%      95.11%      37.08%        187.85%
Net Expenses ..............................................     1.72%(5)    2.37%(5)    2.37%(5)       1.62%(5)
                                                                ====       =====       =====         ======

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 24-25 for more information on the CDSCs.

(3)   A $15.00 fee will be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.















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